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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K
                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934
                        Date of Report (Date of Earliest
                         Event Reported): June 29, 2001
                         Commission File No. 000-28243

                                PARTS.COM, INC.
                                ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  NEVADA                              88-0344869
                  ------                              ----------
       (State or Other Jurisdiction                 (IRS Employer
     of Incorporation or Organization)             Identification No.)

          121 EAST FIRST STREET
            SANFORD, FLORIDA                            32771
         ----------------------                         -----
 (Address of Principal Executive Offices)             (Zip Code)

              Registrant's telephone number:       (407) 302-1314
                                                   --------------

              FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                       IF CHANGED SINCE LAST REPORT: N/A


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ITEM 5.  OTHER EVENTS

On June 29, 2001, the directors approved an extension of the employment contracts of Co-CEO's Shawn Lucas and Scott Anderson. The employment contracts were scheduled to expire on June 30, 2001, but were extended until July 13, 2001. The company is currently negotiating with both Lucas and Anderson to enter into new employment contracts.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PARTS.COM, INC.


July 2, 2001                          By: /s/ Shawn D. Lucas
                                         --------------------------------
                                          Shawn D. Lucas, President,
                                          Chairman and Co-CEO